UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):   May 31, 2005

Laclede Steel Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-3855	43-0368310

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 24125 Belleville, IL	62223

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(618) 277-7032

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

         On May 19, 2005, the Order (the “Order”) confirming Laclede Steel Company's (the “Debtor”) and the Official Unsecured Creditors Committee's Second Amended Joint Plan of Liquidation (the “Plan”) was entered with the Bankruptcy Court. The Order became final on May 31, 2005 and the effective date of the Plan was May 31, 2005.

         The Debtor's corporate existence ceased as of May 31, 2005 and any and all outstanding stock of the Debitor has been cancelled. Pursuant to the Order and the Plan, no holder of any common stock will receive any cash or other property.

         In connection with the Order and the Plan, Debitor has requested deregistration from the U.S. Securities and Exchange Commission (“SEC”) by filing a Certificate of Notice of Termination of Registration on Form 15 with the SEC.

Item 9.01.   Financial Statements and Exhibits.

        (c)   Exhibits.

Exhibit Number	Description of Exhibits

99.1	Order Confirming Debtor's and the Official Unsecured Creditors Committee's Second Amended Joint Plan of Liquidation, dated May 16, 2005.

99.2	Debtor's and the Official Unsecured Creditors Committee's Second Amended Joint Plan of Liquidated Dated May 16, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LACLEDE STEEL COMPANY (Registrant)

Date: May 31, 2005	By:	/s/ Michael H. Lane
Michael H. Lane President

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